UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CST BRANDS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of

CST BRANDS, INC.

To Be Held On:

June 4, 2015 at 9:00 a.m. (Local Time)

One Valero Way, Building D, 4th Floor, San Antonio, TX 78249

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and which contain important information. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials for this meeting or any future meetings of the stockholders of CST Brands, Inc. you must request one. You will not receive a paper or e-mail copy otherwise. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/22/15.

Please visit http://www.astproxyportal.com/ast/18249/, where the following materials are available for viewing:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST PAPER OR E-MAIL COPIES OF PROXY MATERIALS: TO VOTE:

TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. You can obtain directions by visiting http://www.cstbrands.com/en-us/investors/eventsandpresentations or calling CST Brands at (210) 692-5000.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

Please note that you cannot use this notice as a form to vote your shares.

1.     To elect the following three nominees as Class II members of the CST Brands, Inc. Board of Directors for a term of three years:

Donna M. Boles

Kimberly S. Lubel

Michael H. Wargotz

2.     To ratify the selection of KPMG, LLP as CST Brands’ independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.     To approve, on an advisory, non-binding basis, the compensation of our named executive officers as presented in the proxy statement; and

4.     To transact any other business that has been properly brought before the meeting, or any adjournment or postponement thereof, in accordance with the provisions of the Company’s Amended and Restated Bylaws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.